UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2014

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 24, 2014, ACRE Capital LLC (“ACRE Capital”), a Michigan limited liability company and wholly-owned indirect subsidiary of Ares Commercial Real Estate Corporation, a Maryland corporation (the “Company”), entered into Amendment No. 1 to Sixth Amended and Restated Mortgage Warehousing Credit and Security Agreement (the “Bank of America Warehousing Amendment”) with Bank of America, N.A. and the other lenders thereto.  The Bank of America Warehousing Amendment increases the aggregate commitment by an additional $100 million for the period November 25, 2014 to January 26, 2015, at which time ACRE Capital intends to evaluate extending the increased commitment amount, subject to agreement and approval by Bank of America, N.A. There is no assurance that the increased commitment amount will be extended.

The foregoing description is only a summary of certain material provisions of the Bank of America Warehousing Amendment and is qualified in its entirety by reference to a copy of such agreement, which is filed herewith as Exhibit 10.1.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities and Exchange Act of 1934, as amended, which relate to future events or the Company’s future performance or financial condition, and such statements are intended to be covered by the safe harbor provided by the same. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

ACRE Capital received notice from the Federal National Mortgage Association (“Fannie Mae”) that Fannie Mae has reactivated ACRE Capital’s multifamily as soon as pooled (ASAP) sale agreement with Fannie Mae with a borrowing capacity of $80.0 million.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit Number	Exhibit Description
10.1

Amendment No. 1 to Sixth Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of November 24 2014, by and among ACRE Capital LLC, Bank of America, N.A., as Agent and Lender and the other Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       December 1, 2014

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Vice President and Secretary